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                                                                Exhibit (10) (h)


                                AMENDMENT NO. 2

                                      TO

                   The First American Financial Corporation

                     MANAGEMENT SUPPLEMENTAL BENEFIT PLAN


     This Amendment No. 2 to The First American Financial Corporation Management Supplemental Benefit Plan (hereinafter referred to as the "Plan") is effective as of November 12, 1999, and modifies such Plan as set forth below:

     A.  Section 2(d) (iii) of the Plan is amended to read in full as follows:

               (d)  "Change in Control" means:

                                  *    *    *

                    "(iii) Any other event constituting a change in control required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended."

     B.  Section 3(e) (ii) of the Plan is amended to read in full as follows:

               (e)  Change in Control

                                  *    *    *

                    "(ii)   Notwithstanding any other provision of the Plan, an
         Executive who terminates employment after a Change in Control, but prior to his Normal Retirement Date, shall be entitled to a Retirement Income Benefit in the form of a Joint and Survivor Annuity commencing on the first day of the month following termination of employment with payments for the joint lives of the Participant and his spouse equal to the Retirement Income Benefit that the Executive would have been entitled to receive under subsection (b) if he had attained his Normal Retirement Date on his date of termination."

     Executed at Santa Ana, California, on March 22, 2000.

                              The First American Financial Corporation


                              By:  /s/ Parker S. Kennedy
                                  ------------------------------------
                                          Parker S. Kennedy
                              Its:            President


                              By:   /s/ Mark R Arnesen
                                  ------------------------------------
                                          Mark R Arnesen
                              Its:          Secretary